UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 5, 2007 (Date of earliest event reported)

                              ABFC 2007-WMC1 Trust
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           (Exact name of issuing entity as specified in its charter)

                        Asset Backed Funding Corporation
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

      New York                          333-130524-07                  Applied For
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(State or other jurisdiction of      (Commission File No.    (IRS Employer Identification No.)
incorporation of issuing entity)      of issuing entity)            of issuing entity)

      214 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                                (Zip Code)

Depositor's telephone number, including area code        (704) 386-2400
                                                 -------------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of October 1, 2007 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation (the "Company"), as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement governs the Asset Backed Funding Corporation Asset-Backed Certificates, Series 2007-WMC1 (the "Certificates"), issued on November 5, 2007, including (i) the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Public Certificates"), having an aggregate initial class balance of $1,421,335,000,
(ii) the Class B-1 Certificates, having an initial class balance of $30,778,000, and the Class CE and Class P Certificates (collectively, the "Private Certificates") and (iii) the Class R and Class R-X Certificates (the "Non-Offered Certificates").

            The Public Certificates were transferred to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated November 2, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were transferred to BAS on November 5, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

            The Non-Offered Certificates were directly placed by the Company with Bank of America, National Association ("BANA") on November 5, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended. The Non-Offered Certificates constituted part of the purchase price for the mortgage loans purchased from the sponsor.

            The mortgage loans underlying the Certificates were originated by WMC Mortgage Corp. ("WMC"). The mortgage loans underlying the Certificates were purchased by BANA from WMC pursuant to a mortgage loan purchase agreement, dated as of June 1, 2007, (the "WMC Sale Agreement"), among BANA and WMC. A copy of the WMC Sale Agreement is attached as Exhibit 10.1. The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated as of October 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2. All of BANA's right, title and interest in the WMC Sale Agreement were assigned to the Company pursuant to an assignment, assumption and recognition agreement, dated November 5, 2007 (the "AAR"), among the Company, BANA, WMC and the Trustee. A copy of the AAR is attached as Exhibit 10.2.

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ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     -----------

      (1.1) Underwriting Agreement, dated November 2, 2007, between Asset Backed Funding Corporation and Banc of America Securities LLC.

      (4.1) Pooling and Servicing Agreement, dated as of October 1, 2007, among Asset Backed Funding Corporation, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated as of October 1, 2007, between Bank of America, National Association and Asset Backed Funding Corporation.

      (10.1) Mortgage Loan Purchase Agreement, dated June 1, 2007, between Bank of America, National Association and WMC Mortgage Corp.

      (10.2) Assignment, Assumption and Recognition Agreement, dated November 5, 2007, among Asset Backed Funding Corporation, Bank of America, National Association, WMC Mortgage Corp. and U.S. Bank National Association.

      (10.3) Interest Rate Swap Agreement, dated November 5, 2007, between Wells Fargo Bank, N.A. and Credit Suisse International.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated:  November 5, 2007

                                         ASSET BACKED FUNDING CORPORATION



                                         By:  /s/ Juanita L. Deane-Warner
                                              ---------------------------------
                                         Name:    Juanita L. Deane-Warner
                                         Title:   Vice President

                                Index to Exhibits
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

      (1.1)             Underwriting Agreement, dated                 E
                        November 2, 2007, between Asset
                        Backed Funding Corporation and
                        Banc of America Securities LLC.

      (4.1)             Pooling and Servicing Agreement,              E
                        dated as of October 1, 2007,
                        among Asset Backed Funding
                        Corporation, as depositor, Saxon
                        Mortgage Services, Inc., as
                        servicer, Wells Fargo Bank,
                        N.A., as securities
                        administrator and master
                        servicer, and U.S. Bank National
                        Association, as trustee.

      (4.2)             Mortgage Loan Purchase                        E
                        Agreement, dated as of October
                        1, 2007, between Bank of
                        America, National Association
                        and Asset Backed Funding
                        Corporation.

      (10.1)            Mortgage Loan Purchase                        E
                        Agreement, dated June 1, 2007,
                        between Bank of America,
                        National Association and WMC
                        Mortgage Corp.

      (10.2)            Assignment, Assumption and                    E
                        Recognition Agreement, dated
                        November 5, 2007, among Asset
                        Backed Funding Corporation, Bank
                        of America, National
                        Association, WMC Mortgage Corp.
                        and U.S. Bank National
                        Association.

      (10.3)            Interest Rate Swap Agreement,                 E
                        dated November 5, 2007, between
                        Wells Fargo Bank, N.A. and
                        Credit Suisse International.